UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2015 (November 25, 2015)

Walter Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

3000 Riverchase Galleria, Suite 1700
Birmingham, Alabama 35244
(205) 745-2000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

As previously disclosed, on July 15, 2015, Walter Energy, Inc., a Delaware corporation (“Walter Energy” or the “Company”), and certain of the Company’s wholly owned domestic subsidiaries (collectively, the “Debtors”), filed voluntary petitions under Chapter 11 of Title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Alabama (the “Bankruptcy Court”). The Company’s Chapter 11 cases are being administered under the caption In re Walter Energy, Inc., et al., Case No. 15-02741-TOM11. Also as previously disclosed, on November 5, 2015, the Debtors, entered into a stalking horse asset purchase agreement (the “Asset Purchase Agreement”) with Coal Acquisition LLC, a Delaware limited liability company formed by members of the Company’s senior lender group (“Coal Acquisition”), pursuant to which, among other things, Coal Acquisition agreed to acquire substantially all of the Company’s Alabama assets (the “Subject Assets”). The sale of the Subject Assets, among other assets, is being conducted under the provisions of Sections 363 and 365 of the Bankruptcy Code, including proposed bidding procedures, subject to receipt of higher or otherwise better bids and a proposed auction.

In connection with the proposed sale of the Subject Assets, on November 25, 2015, the Bankruptcy Court entered the Order (I) Establishing Bidding Procedures for the Sale(s) of All, or Substantially All, of the Debtors’ Assets; (II) Approving Bid Protections; (III) Establishing Procedures Relating to the Assumption and Assignment of Executory Contracts and Unexpired Leases; (IV) Approving Form and Manner of the Sale, Cure and Other Notices; and (V) Scheduling an Auction and a Hearing to Consider the Approval of the Sale(s); and (VI) Certain Related Relief (the “Bidding Procedures Order”). A form of Notice of Bidding Procedures, Auction Date and Sale Hearing was approved in connection with the Bidding Procedures Order and a supplemental notice advising any potential claimants of a hearing regarding the sale was posted on the docket of the Bankruptcy Court (collectively, the “Sale Notices”).

The Bidding Procedures Order can be viewed at http://www.kccllc.net/walterenergy/document/1502741151125000000000009 and the Sale Notices can be viewed at http://www.kccllc.net/walterenergy/document/1502741151201000000000010 and http://www.kccllc.net/walterenergy/document/1502741151125000000000010.

On December 1, 2015, the Company filed a notice with the Bankruptcy Court announcing that the Debtors’ right to use Cash Collateral pursuant to the Amended Cash Collateral Order had been extended by agreement with the steering committee to the earlier (i) the termination of the Stalking Horse Agreement (as defined in the Bidding Procedures Order) and (ii) January 8, 2016.

Any financial information included in the Bidding Procedures Order (the “financial information”) was not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The financial information does not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the financial information and, accordingly, do not express an opinion or any other form of assurance with respect to the financial information. The inclusion of the financial information herein should not be regarded as an indication that the Company or its affiliates or representatives consider the financial information to be a reliable prediction of future events, and the financial information should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of the Company’s restructuring compared to the financial information, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the financial information was made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the financial information are shown to be in error.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements that relate to the intent, beliefs, plans or expectations of Walter Energy or its management at the time of this Current Report, as well as any estimates or projections for the outcome of events that have not yet occurred at the time of this Current Report. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements include expressions such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “may,” “plan,” “predict,” “will” and similar terms and expressions. All forward-looking statements made by Walter Energy are predictions and not guarantees of future performance and are subject to various risks, uncertainties and factors relating to Walter Energy’s operations and business environment, and the progress of its Chapter 11 bankruptcy proceedings, all of which are difficult to predict and many of which are beyond Walter Energy’s control, which could cause Walter Energy’s actual results to differ materially from those matters expressed in or implied by these forward-looking statements. Such factors include, but are not limited to: those described under the “Risk Factors” section and elsewhere in Walter Energy’s most recently filed Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”), including its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015 and September 30, 2015, which are available on Walter Energy’s website at www.walterenergy.com and on the SEC’s website at www.sec.gov; unfavorable economic, financial and business conditions; risks and uncertainties relating to the bankruptcy filing by Walter Energy, including, but not limited to, (i) Walter Energy’s ability to obtain Bankruptcy Court approval with respect to motions or other requests made to the Bankruptcy Court in the Chapter 11 case, including maintaining strategic control as debtor-in-possession, (ii) the ability of Walter Energy and its subsidiaries to negotiate, develop, confirm and consummate a plan of reorganization, (iii) the effects of Walter Energy’s bankruptcy filing on Walter Energy and on the interests of various constituents, (iv) Bankruptcy Court rulings in the Chapter 11 case as well the outcome of all other pending litigation and the outcome of the Chapter 11 case in general, (v) the length of time that Walter Energy will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings, (vi) risks associated with third party motions in the Chapter 11 case, which may interfere with Walter Energy’s ability to confirm and consummate a plan of reorganization, (vii) the potential adverse effects of the Chapter 11 proceedings on Walter Energy’s liquidity or results of operations, and (viii) increased advisory costs to execute Walter Energy’s reorganization; the impact of the NYSE’s suspension of trading and commencement of delisting proceedings on the liquidity and market price of Walter Energy’s common stock and on Walter Energy’s ability to access the public capital markets; the uncertainty that any trading market for Walter Energy’s common stock will exist or develop in the over-the-counter markets; and other risks and uncertainties. Forward-looking statements made by Walter Energy in this Current Report, or elsewhere, speak only as of the date on which the statements were made. New risks and uncertainties arise from time to time, and it is impossible for Walter Energy to predict these events or how they may affect it or its anticipated results. Walter Energy does not undertake any obligation to publicly update or review any forward-looking statements except as may be required by law, whether as a result of new information, future developments or otherwise. In light of these risks and uncertainties, readers should keep in mind that the events referenced by any forward-looking statements made in this Current Report may not occur and should not place undue reliance on any forward-looking statements.

Walter Energy cautions that the trading in its securities during the pendency of Chapter 11 proceedings is highly speculative and poses substantial risks. A joint plan of reorganization could result in Walter Energy’s outstanding common stock being diluted or extinguished, and the holders of Walter Energy’s common stock may not receive any distribution or other favorable treatment within the Chapter 11 proceedings or pursuant to any confirmed plan of reorganization based on any securities held. Accordingly, Walter Energy’s future performance and financial results may differ materially and/or adversely from those expressed or implied in any forward-looking statements made by Walter Energy in this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER ENERGY, INC.

Date: December 2, 2015	By:	/s/ Earl H. Doppelt
Earl H. Doppelt, Executive Vice President,
General Counsel and Secretary